UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): December 1, 2006


                           Blue Wireless & Data, Inc.
                           --------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)

           000-26235                               54-1921580
           ---------                               ----------
   (Commission File Number)            (I.R.S. Employer Identification No.)

                3001 Knox Street, Suite 401, Dallas, Texas 75205
                -------------------------------------------------
              (Address of Principal Executive Offices and Zip Code)

                                 (214) 744-0353
                                  -------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Blue Wireless & Data, Inc. (the "Company") is filing this Current Report on Form 8-K to announce changes to its management team.


(b) Effective December 1, 2006, Mr. Timothy Carl West was elected as Chief Technology Officer of the Company.


(c) Current Officers and Directors of the Company

Name                      Age                      Position                                 Dates Served
---------------------------------------------------------------------------------------------------------------------------
M. Taber Wetz             27       Director, interim Chief Financial Officer    July 5, 2006 to date/April 17, 2006 to date
                                   Interim Chief Executive Officer              November 6, 2006 to date
Dennis G. McLaughlin      41       Director                                     July 5, 2004 to date
D. Trey Berndt            33       Director, Corporate Secretary, President     September 13, 2006 to date.
Timothy Carl West         43       Chief Technology Officer                     December 1, 2006 to date.


Mr. Timothy (Tim) West brings over 20 years professional experience in the Design, Management and Support of Information Systems. Mr. West holds numerous industry certifications including Novell's Master Certified Engineer, Microsoft's Certified System Engineer and Cisco's Certified Professional. Mr. West joined the company on June 2006 as Director of Information Technology. Prior to joining the company, Mr. West served as Network Manager for Broadband Utilities Inc, a Telecommunication company specializing in custom IVR Solution and IT services for companies like Quest and Jefferson Properties Inc. Mr. West started his own Consulting Services company in 2001. In 1997 Mr. West functioned as the Leads System Engineer for the Associates First Capitol of Irving, TX, a financial division of Ford Motor Credit. Prior to that Mr. West Managed the network services for Raytheon (E-Systems). In 1989 Mr. West joined International Business Machines Corporation (IBM) as a System Engineer. Mr. West received his Technical training from DeVry Institute of Technology Electronic Engineering Program in Irving, TX.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Blue Wireless & Data , Inc.
                                      (Registrant)

Date: December 1, 2006                By: /s/ M. Taber Wetz
                                      ---------------------------
                                      M. Taber Wetz
                                      Chief Financial Officer